Weinberg & Baer LLC

115 Sudbrook Lane, Baltimore, MD 21208

Phone (410) 702-5660

________________________________________________________________________

March 20, 2018

U.S. Securities & Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Dear Commissioners:

RE: FORM 8-K FILING REGARDING CHANGE IN ACCOUNTING FIRM

We have reviewed the disclosure contained in the Form 8-K filing made by BioVie Inc. on March 9, 2018 pertaining to its change of accountants. We agree with the statements made in that filing regarding Item 304 of Regulation S-K (“Changes in and Disagreements with Accountants on Accounting and Financial Disclosure”).

Respectfully yours,

Weinberg & Baer LLC